OTHER ASSETS (Details) $ in Thousands, $ in Thousands	Dec. 31, 2023 HKD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 HKD ($)
Current:
Deposit	$ 57,932		$ 52,863
Staff advances	17,667		18,685
Others	59,880		30,710
Total	135,479	$ 17,345	102,258
Non-current:
Refundable deposit	932,899		680,356
Property and equipment, net (Note 7)	124,964		145,837
Deferred tax assets (Note 25)	96,820		84,564
Intangible assets, net (Note 8)	72,071		54,448
Total	$ 1,226,754	$ 157,055	$ 965,205